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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 15, 2002


                           WHISTLER INVESTMENTS, INC.
               (Exact name of registrant as specified in charter)


            Nevada                                              88-0490890
(State of other jurisdiction of                              (I.R.S.Employer
incorporation or organization)                           Identification Number)


         4440 East Washington Avenue, Suite 107 Las Vegas, NEVADA 89110
               (Address of Principal Executive Office) (Zip Code)


                                  702-212-9900
                (Registrant's Executive Office Telephone Number)


               --------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5. OTHER EVENTS

         On November 15th, 2002, Holly Roseberry replaced Stacy Fling the President and director of the corporation and Mehboob Charania was named Secretary/Treasurer. On February 5th, 2003, William Scott Marshall was appointed to the board of directors of the corporation and he resigned on February 10.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR

     Not applicable.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WHISTLER INVESTMENTS, INC.

                                        By /s/ Holly Roseberry
                                           -----------------------------
                                         Holly Roseberry, President, Director


Date: February 11, 2003